Exhibit 99.4

CINCINNATI FINANCIAL CORPORATION Investor Contact: Heather J. Wietzel 513-870-2768 CINF-IR@cinfin.com Media Contact: Joan O. Shevchik 513-603-5323 Media_Inquiries@cinfin.com
Cincinnati Financial Corporation Subsidiaries Announce Appointments and Promotions
• Subsidiary Directors, Officers and Counsel
Cincinnati, February 2, 2009 — Cincinnati Financial Corporation (Nasdaq:CINF) announced today that boards of its subsidiary companies appointed directors, officers and counsel at their regular meetings on January 30, 2009.
Senior Vice President and Chief Financial Officer Steven J. Johnston, FCAS, MAAA, CFA, was named to the boards of all subsidiaries. Senior Vice Presidents Martin F. Hollenbeck, CFA, CPCU, and Martin J. Mullen, CPCU, were named to the boards of all insurance subsidiaries, and Hollenbeck was additionally named to the board of CFC Investment Company. Senior Vice Presidents Donald J. Doyle, Jr., CPCU, AIM, and Charles P. Stoneburner II, CPCU, AIM, were named to the boards of all property casualty insurance subsidiaries.
The board also acted on other business, affirming the corporate governance guidelines, the code of ethics for senior financial officers, the code of conduct for all company associates and board committee charters, which are reviewed annually by the respective committees as stipulated in the governance guidelines.
Boards of subsidiary companies made the following promotions and new or additional appointments of officers and counsel:
Property Casualty Insurance — Standard Market:
The Cincinnati Insurance Company
The Cincinnati Casualty Company
The Cincinnati Indemnity Company
Senior Vice President:
Martin F. Hollenbeck, CFA, CPCU — Investments
Vice Presidents:
William J. Geier, CPCU, CLU, ChFC, FLMI, AIM, HIAA — Information Technology
Douglas W. Stang, FCAS, MAAA — Staff Underwriting
Brian K. Wood, CPCU, AIM — Personnel
Assistant Vice Presidents:
William M. Clevidence, CIC — Sales & Marketing
Michael K. Dockery — Information Security
Rodney M. French, CPCU, AIM, ARe — Commercial Lines
Sharon K. Larrick — Staff Underwriting
Stephen M. Spray — Excess & Surplus Lines
Gerald L. Varney — Purchasing/Fleet
Secretaries:
Robert E. Bernard, CPCU, AIM — Personal Lines
Glenn W. Koch, CPCU, AIM — Commercial Lines
Philip D. Motz — Information Technology
James D. Ogle, CPCU, AIC — Headquarters Claims
Stephen G. Stockwell, CPCU, AMIM — Commercial Lines
Sean P. Sweeney, CPCU, PMP — Information Technology
Daniel R. Walsh — Headquarters Claims

Assistant Secretaries:
Brian K. Baker, CPCU, AIM, AIC — Field Claims
William L. Gregory, SCLA — Headquarters Claims
Molly A. Grimm — Shareholder Services
George A. Grossenbaugh, SCLA — Special Investigation Unit
Ronald C. Klimkowski, CIC, AIC — Sales & Marketing
Kenneth P. Mikkelson, CPCU, ALCM — Loss Control
C. Kathleen Saurber, CPCU — Staff Underwriting
Associate Counsel:
J. Richard Brown
Louis M. DeMarco
Property Casualty Insurance — Excess & Surplus Lines:
The Cincinnati Specialty Underwriters Insurance Company:
Martin F. Hollenbeck*
Stephen M. Spray*
The Cincinnati Life Insurance Company:
Martin F. Hollenbeck*
William J. Geier*
Brian K. Wood*
Roger A. Brown, FSA, MAAA, Assistant Vice President — Actuarial
Michael K. Dockery*
Gerald L. Varney*
Philip D. Motz*
Sean P. Sweeney*
Mona J. Day, Assistant Secretary — Life Field Services
J. Richard Brown*
Louis M. DeMarco*
Financial Services:
CSU Producer Resources Inc.
Stephen M. Spray*

*	Title as listed above

Cincinnati Financial Corporation offers property and casualty insurance, our main business, through our three standard market companies, The Cincinnati Insurance Company, The Cincinnati Indemnity Company and The Cincinnati Casualty Company. The Cincinnati Life Insurance Company markets life and disability insurance and annuities. The Cincinnati Specialty Underwriters Insurance Company provides excess and surplus lines property and casualty insurance. CSU Producer Resources Inc., our excess and surplus lines brokerage, serves the same local independent agencies that offer our standard market policies. CFC Investment Company offers commercial leasing and financing services. For additional information about the company, please visit www.cinfin.com.

Mailing Address:	Street Address:
P.O. Box 145496	6200 South Gilmore Road
Cincinnati, Ohio 45250-5496	Fairfield, Ohio 45014-5141
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